HIGHLAND/iBOXX SENIOR LOAN ETF

Supplement dated March 15, 2019 to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) for Highland/iBoxx Senior Loan ETF (the “Fund”),

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI.

Effective immediately, Allan Smallwood will no longer serve as a portfolio manager for the Fund. All references to Mr. Smallwood contained in the Fund’s Summary Prospectus, Prospectus, and SAI are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

SNLN-PRO-SUPP1-0319